UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Limited-Term Diversified Income Fund

December 31, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at delawareinvestments.com.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Limited-Term Diversified Income Fund	January 12, 2016

Performance preview (for the year ended December 31, 2015)
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	+0.62%
Barclays 1–3 Year U.S. Government/Credit Index (benchmark)	1-year return	+0.65%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

General trends from 2014 persisted through 2015, including a decline in oil and gas prices and debate over the timing of an initial interest rate hike by the U.S. Federal Reserve. These themes continued through the year, as the long-anticipated beginning of a rate-hiking cycle finally began in December.

The U.S. economy grew at roughly 2% annually, exceeding the growth rate of other developed market economies. The Fed sought to begin to normalize rates, but mixed economic data, including slow global growth, the strong U.S. dollar, and weak oil prices kept delaying that action.

Throughout the fiscal year, interest rate differentials widened between the United States and other developed countries, with some European government bonds set at negative yields. Accordingly, even with very low rates, U.S. Treasurys remained attractive to the rest of the world.

Fund performance

For the fiscal year ended Dec. 31, 2015, Delaware Limited-Term Diversified Income Fund (Class A shares) returned +0.62% at net asset value and -2.14% at maximum offer price (both returns reflect all distributions reinvested). For the same period, the Barclays 1–3 Year U.S. Government/Credit Index returned +0.65%. Complete annualized performance for Delaware Limited-Term Diversified Income Fund is shown in the table on page 4.

The portfolio maintained a barbell structure — that is, combining long-term bonds and short-term bonds in an attempt to seek better risk-adjusted returns in the process — throughout most of the year. We allocated 35% in high-quality floating-rate asset-backed securities (ABS) as an anchor, along with roughly 50% in corporate credit, modest allocations of 6–12% to mortgage-backed securities (MBS), and minimal exposure to Treasurys, high yield bonds, and bank loans. Within ABS, we owned high-quality floating bonds, believing they offered the strongest value, and we avoided the 2-year part of the curve, particularly Treasurys.

One anticipated advantage of a steep yield curve is the roll-down effect over time of being able to buy longer-dated bonds that yield more than shorter-term bonds. And in the event that the Fed would enter into a rate-hiking regime, which we didn’t think would happen until later in 2015, we felt positioning would still be appropriate since the Treasury curve likely would flatten. In that environment, with the Fund’s barbell strategy avoiding the 2-year part of the curve, we felt the Fund would benefit from the yield curve flattening, which often happens about six months before the first rate hike.

Just over 50% of the portfolio was in credit, primarily in high grade corporate credit. Through the fourth quarter, valuations of corporate credit became more attractive. Spreads had begun 2015 at close to 1.40 percentage points above the index, narrowing to as low as 1.22 percentage

Portfolio management review

Delaware Limited-Term Diversified Income Fund

points by midyear, before beginning to widen again. Finding valuations attractive early in the year, we increased exposure to corporate credit to 60% by midyear, before headwinds, including depressed oil prices and a strong U.S. dollar, caused us to reduce the Fund’s allocation to 46% as the year wound down.

Throughout the Fund’s fiscal year, we saw record corporate bond issuance, primarily to fund shareholder-friendly activity, which was bondholder unfriendly. These issues were used to fund merger and acquisition activity, share buybacks, or raise dividends to shareholders. However, this led to deteriorating fundamentals within the corporate sector, where companies saw increased leverage and weakened balance sheets, and we decreased our allocations to the sector.

For most of the fiscal year, we had about 6% of the Fund’s portfolio allocated to MBS, which we almost doubled late in 2015 as we reduced exposure to corporate credit. Throughout the year, MBS were somewhat of a “safe haven” for us, particularly as credit weakened. The sector benefited from favorable technicals, and provided additional income versus Treasurys. Although the Fed discontinued its quantitative easing program, it continued to reinvest $20–25 billion in monthly proceeds and principal payments on the existing MBS portfolio. That supported spreads within that sector.

Our overweight to — and security selection in — corporate credit was a key contributor to Fund performance: The Fund’s high grade corporate credit holdings returned 1.69%, while the overall index gained 0.65% and its high grade credit component earned 0.85%. The Fund benefited from particularly strong performance from its securities in financials. Some of the corporate sector balance sheet deterioration didn’t apply to the financial sector, as some regulations have forced banks to bolster their balance sheets. Within investment grade corporate credit, while our security selection was positive, our down-in-quality bias detracted from Fund results. The Fund’s allocation to MBS was positive, returning 0.91%, outpacing the Fund’s benchmark.

The Fund’s allocation to ABS detracted, returning only 0.44%. However, that served as an anchor, allowing us to own securities in the 5-year part of the curve. As the entire curve flattened during the year, our core positioning benefited. While we allocated only 1% to Treasurys, we also owned some Treasury futures to gain some exposure to the longer part of the curve, in order to hedge the Fund’s existing securities against fluctuations in value caused by changes in interest rates or market conditions.

Another large detractor was the Fund’s allocation to high yield credit, which averaged a -3.5% return. We also had a small allocation to bank loans, which detracted as well. We hedged some of that with high yield credit default swaps (CDX). However, because we didn’t have the exposure fully hedged for the entire year, the CDX swaps only mitigated some of that exposure. On average, we allocated 4% to high yield bonds and 1% to bank loans, both out-of-index sectors, which had a marginal negative effect on performance.

Within MBS, an out-of-index sector, the Fund benefited from high-coupon, shorter MBS, which performed well and generated a yield advantage over short Treasurys. Similar to ABS, we used Treasury futures to gain some exposure to the longer part of the curve, in order to hedge the Fund’s existing securities against fluctuations in value caused by changes in interest rates or market conditions. Generally, we avoided short-term Treasurys because they are at greatest risk from a rise in interest rates. Accordingly, even though the Fed didn’t raise rates until December, the Fund’s yield curve positioning was favorable as the Treasury curve flattened throughout 2015.

At fiscal year end, the Fund continued to be positioned with an eye toward a flattening yield curve. We increased the Fund’s allocation to MBS as we believe they’re a more suitable place to earn better yield than Treasurys. We reduced the Fund’s exposure to corporate credit in response to the headwinds facing that sector, though we still have a significant allocation there. However, we believe the Fund is positioned well with an overweight to financials.

Derivatives use had no material effect (that is, less than 0.50 percentage points) on Fund performance. We continue to use Treasury futures and continue to focus on income from the Fund’s corporate bond holdings. And we continue to use high yield swaps (CDX) to hedge the Fund’s high yield exposure.

Performance summary
Delaware Limited-Term Diversified Income Fund	December 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2015
	1 year	5 years	10 years
Class A (Est. Nov. 24, 1985)
Excluding sales charge	+0.62%	+1.06%	+3.36%
Including sales charge	-2.14%	+0.50%	+3.08%
Class C (Est. Nov. 28, 1995)
Excluding sales charge	-0.35%	+0.20%	+2.48%
Including sales charge	-1.34%	+0.20%	+2.48%
Class R (Est. June 2, 2003)
Excluding sales charge	+0.27%	+0.70%	+3.00%
Including sales charge	+0.27%	+0.70%	+3.00%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+0.77%	+1.21%	+3.52%
Including sales charge	+0.77%	+1.21%	+3.52%
Barclays 1–3 Year U.S. Government/Credit Index	+0.65%	+0.98%	+2.74%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Diversification may not protect against market risk.

* The contractual waiver period is April 30, 2014 through April 29, 2016.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	0.93%	1.68%	1.18%	0.68%
(without fee waivers)
Net expenses	0.83%	1.68%	1.18%	0.68%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a	n/a

Performance summary

Delaware Limited-Term Diversified Income Fund

Performance of a $10,000 investment1

Average annual total returns from Dec. 31, 2005 through Dec. 31, 2015

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Dec. 31, 2005, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Barclays 1–3 Year U.S. Government/Credit Index as of Dec. 31, 2005. The Barclays 1–3 Year U.S. Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506

Disclosure of Fund expenses

For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Limited-Term Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Fund return†
Class A	$1,000.00	$999.10	0.78%	$3.93
Class C	1,000.00	993.70	1.63%	8.19
Class R	1,000.00	996.20	1.13%	5.69
Institutional Class	1,000.00	999.90	0.63%	3.18
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.27	0.78%	$3.97
Class C	1,000.00	1,016.99	1.63%	8.29
Class R	1,000.00	1,019.51	1.13%	5.75
Institutional Class	1,000.00	1,022.03	0.63%	3.21

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation

Delaware Limited-Term Diversified Income Fund	As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	1.83%
Agency Mortgage-Backed Securities	9.50%
Collateralized Debt Obligations	1.15%
Commercial Mortgage-Backed Securities	1.05%
Convertible Bond	0.13%
Corporate Bonds	44.42%
Automotive	0.10%
Banking	11.98%
Basic Industry	2.06%
Brokerage	0.25%
Capital Goods	1.36%
Communications	2.14%
Consumer Cyclical	3.51%
Consumer Non-Cyclical	6.04%
Electric	6.09%
Energy	1.86%
Finance Companies	1.22%
Healthcare	0.33%
Industrial	0.05%
Insurance	2.18%
Media	0.24%
Natural Gas	0.79%
Real Estate	0.27%
REITs	0.16%
Services	0.31%
Technology	1.89%
Telecommunications	0.40%
Transportation	1.19%
Municipal Bond	0.61%
Non-Agency Asset-Backed Securities	36.11%
Non-Agency Collateralized Mortgage Obligations	0.29%
Regional Bond	0.02%
Senior Secured Loans	0.82%
Sovereign Bonds	0.46%
Supranational Banks	0.08%

Security type / sector	Percentage of net assets
U.S. Treasury Obligations	3.28%
Preferred Stock	0.41%
Short-Term Investments	4.61%
Total Value of Securities	104.79%
Liabilities Net of Receivables and Other Assets	(4.79%)
Total Net Assets	100.00%

Schedule of investments
Delaware Limited-Term Diversified Income Fund	December 31, 2015

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.093% 9/26/33 f	198,506	$217,993
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 f	2,033	2,083
Freddie Mac Structured Pass Through Securities
Series T-30 A5 7.242% 12/25/30 ¿ f	5,087	5,281
SLM Student Loan Trust
Series 2004-4 A4 0.45% 1/25/19 ●	2,403	2,386

Total Agency Asset-Backed Securities (cost $206,695)		227,743

Agency Collateralized Mortgage Obligations – 1.83%

Fannie Mae Grantor Trust
Series 2001-T5 A2 6.989% 6/19/41 ●	32,408	36,397
Series 2002-T1 A2 7.00% 11/25/31	77,863	91,794
Fannie Mae REMIC Trust
Series 2002-W1 2A 6.335% 2/25/42 ●	91,761	105,553
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	990	1,121
Series 2003-52 NA 4.00% 6/25/23	126,004	131,313
Series 2003-120 BL 3.50% 12/25/18	311,075	317,105
Series 2004-36 FA 0.822% 5/25/34 ●	361,881	363,444
Series 2004-49 EB 5.00% 7/25/24	38,215	41,270
Series 2005-66 FD 0.722% 7/25/35 ●	1,605,590	1,607,864
Series 2005-110 MB 5.50% 9/25/35	13,355	14,213
Series 2006-105 FB 0.842% 11/25/36 ●	94,603	95,366
Series 2010-29 PA 4.50% 10/25/38	64,968	66,253
Series 2010-75 NA 4.00% 9/25/28	222,224	225,665
Series 2011-88 AB 2.50% 9/25/26	156,205	158,360
Series 2011-105 FP 0.822% 6/25/41 ●	2,772,786	2,777,801
Series 2011-113 MC 4.00% 12/25/40	268,440	279,349
Freddie Mac REMICs
Series 2901 CA 4.50% 11/15/19	109,192	112,128
Series 2931 GC 5.00% 1/15/34	34,325	34,844
Series 3016 FL 0.721% 8/15/35 ●	64,561	64,676
Series 3027 DE 5.00% 9/15/25	39,425	42,744
Series 3067 FA 0.681% 11/15/35 ●	3,347,283	3,359,815
Series 3232 KF 0.781% 10/15/36 ●	96,753	97,351
Series 3241 FM 0.711% 11/15/36 ●	35,116	35,320
Series 3297 BF 0.571% 4/15/37 ●	1,094,219	1,093,419
Series 3316 FB 0.631% 8/15/35 ●	163,516	163,883
Series 3737 NA 3.50% 6/15/25	164,761	171,821
Series 3780 LF 0.731% 3/15/29 ●	427,349	427,899
Series 3800 AF 0.831% 2/15/41 ●	2,211,265	2,231,360

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 3803 TF 0.731% 11/15/28 ●	378,768	$380,109
Series 4163 CW 3.50% 4/15/40	3,829,447	3,974,065
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 ¿	40,558	47,702
Series T-54 2A 6.50% 2/25/43 ¿	933	1,090
Series T-58 2A 6.50% 9/25/43 ¿	653,452	742,071

Total Agency Collateralized Mortgage Obligations (cost $19,188,862)		19,293,165

Agency Mortgage-Backed Securities – 9.50%

Fannie Mae
6.50% 8/1/17	11,955	12,188
10.00% 10/1/30	93,315	102,449
10.50% 6/1/30	25,475	25,969
Fannie Mae ARM
2.18% 3/1/38 ●	7,522	7,906
2.269% 4/1/36 ●	41,168	43,622
2.283% 8/1/34 ●	147,100	154,992
2.341% 9/1/38 ●	2,021,798	2,171,238
2.365% 4/1/36 ●	5,109	5,441
2.406% 8/1/36 ●	41,858	44,409
2.41% 4/1/36 ●	531,529	565,900
2.426% 12/1/33 ●	102,648	108,742
2.461% 6/1/36 ●	172,217	183,098
2.496% 11/1/35 ●	38,101	40,401
2.518% 7/1/36 ●	110,693	117,710
2.523% 11/1/35 ●	449,033	476,113
2.527% 6/1/34 ●	75,933	80,597
2.527% 7/1/36 ●	136,738	143,933
2.576% 8/1/35 ●	34,845	36,789
2.58% 11/1/39 ●	307,835	326,243
3.453% 1/1/41 ●	241,941	251,467
4.536% 11/1/39 ●	2,046,091	2,168,532
Fannie Mae FHAVA
10.00% 1/1/19	23,813	24,142
Fannie Mae S.F. 15 yr
3.00% 12/1/26	707,001	732,254
3.00% 12/1/30	1,847,711	1,905,804
4.00% 4/1/24	95,020	100,531
4.00% 5/1/27	1,119,271	1,187,256
4.50% 9/1/20	792,497	821,802
5.00% 9/1/18	71,181	73,821
5.00% 10/1/18	1,074	1,118

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 15 yr
5.00% 2/1/19	2,063	$2,170
5.00% 9/1/25	7,143,254	7,697,448
5.50% 1/1/23	8,027	8,603
5.50% 4/1/23	27,687	30,099
6.00% 3/1/18	238,983	244,136
6.00% 8/1/22	20,925	22,772
Fannie Mae S.F. 30 yr
4.50% 6/1/38	896,664	977,018
4.50% 4/1/41	936,209	1,013,051
4.50% 8/1/41	358,702	393,708
4.50% 10/1/41	2,514,254	2,722,706
4.50% 1/1/42	617,959	674,913
4.50% 11/1/43	384,000	415,540
4.50% 8/1/44	8,978,224	9,700,596
5.00% 4/1/33	236,508	261,704
5.00% 3/1/34	3,577	3,957
5.50% 12/1/32	28,325	31,783
5.50% 6/1/33	89,240	100,271
5.50% 5/1/34	1,065,591	1,199,175
5.50% 3/1/35	127,781	143,336
5.50% 9/1/35	396,005	443,886
5.50% 12/1/35	135,643	152,283
5.50% 1/1/36	446,607	502,498
5.50% 4/1/36	1,078,008	1,210,535
5.50% 5/1/36	76,136	85,716
5.50% 7/1/36	42,632	47,962
5.50% 9/1/36	753,600	846,481
5.50% 11/1/36	931,039	1,044,124
5.50% 2/1/37	342,414	382,406
5.50% 4/1/37	346,801	387,601
5.50% 6/1/37	413,319	460,361
5.50% 8/1/37	334,613	375,645
5.50% 9/1/37	496,231	554,840
5.50% 1/1/38	1,721,034	1,926,676
5.50% 2/1/38	49,242	55,352
5.50% 6/1/38	942,793	1,052,966
5.50% 1/1/39	836,704	942,438
5.50% 3/1/40	25,721	28,953
6.00% 9/1/34	266	302
6.00% 11/1/34	1,227	1,384
6.00% 4/1/36	9,662	10,904
6.00% 12/1/36	576,550	654,945

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 2/1/37	122,744	$138,902
6.00% 5/1/38	37,785	42,694
6.00% 1/1/39	274,991	311,461
6.50% 6/1/29	1,416	1,618
6.50% 1/1/34	1,654	1,947
6.50% 4/1/36	321	367
6.50% 6/1/36	6,548	7,484
6.50% 10/1/36	6,598	7,608
6.50% 8/1/37	567	648
7.00% 12/1/34	1,729	1,964
7.00% 12/1/35	1,453	1,628
7.00% 12/1/37	4,610	4,949
7.50% 6/1/31	786	963
7.50% 11/1/31	9,557	10,950
7.50% 4/1/32	481	557
7.50% 5/1/33	1,237	1,250
7.50% 6/1/34	590	681
8.00% 11/1/21	161	175
8.00% 7/1/23	1,294	1,332
8.00% 5/1/24	35,030	35,998
9.00% 8/1/22	11,794	11,940
9.25% 6/1/16	542	543
9.25% 8/1/16	1,738	1,742
10.00% 2/1/25	54,931	59,656
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/46	2,000,000	2,000,018
3.00% 2/1/46	23,895,000	23,847,614
4.50% 1/1/46	10,240,000	11,057,920
Freddie Mac
6.50% 3/1/16	6,658	6,674
Freddie Mac ARM
2.405% 10/1/36 ●	7,455	7,893
2.475% 4/1/33 ●	58,762	60,782
2.479% 7/1/36 ●	42,419	44,990
2.489% 2/1/35 ●	94,290	99,976
2.521% 1/1/44 ●	724,623	738,498
2.565% 2/1/37 ●	5,928	6,249
2.57% 4/1/34 ●	15,497	16,413
2.62% 6/1/37 ●	366,682	383,859
2.635% 7/1/38 ●	897,482	957,782
2.65% 10/1/37 ●	190,454	200,391
2.953% 11/1/44 ●	225,877	231,761

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac ARM
3.463% 5/1/42 ●	4,081,776	$4,234,594
4.852% 8/1/38 ●	29,207	30,789
Freddie Mac S.F. 15 yr
4.00% 5/1/25	77,863	82,212
5.00% 6/1/18	472	488
5.00% 4/1/20	87,117	92,294
Freddie Mac S.F. 30 yr
4.50% 4/1/39	103,955	113,494
4.50% 10/1/39	536,212	578,404
5.50% 6/1/36	38,078	42,333
5.50% 3/1/40	216,113	240,461
6.00% 3/1/36	312,421	351,204
6.00% 1/1/38	74,154	83,386
6.00% 6/1/38	209,261	235,953
6.00% 8/1/38	2,815,771	3,218,577
7.00% 11/1/33	503	600
9.00% 9/1/30	61,661	65,663
11.00% 5/1/20	1,454	1,594
GNMA I S.F. 15 yr
6.00% 1/15/22	1,302,861	1,415,301
GNMA I S.F. 30 yr
7.50% 12/15/23	35,524	40,491
7.50% 12/15/31	60,550	72,968
7.50% 1/15/32	1,338	1,610

Total Agency Mortgage-Backed Securities (cost $99,587,877)		99,936,004

Collateralized Debt Obligations – 1.15%

AMMC CLO
Series 2015-16A AX 144A 1.671% 4/14/27 #●	5,700,000	5,691,450
CIFC Funding
Series 2011-1AR A1R 144A 1.615% 1/19/23 #●	1,469,673	1,466,881
Harbourview CLO VII
Series 7A AX 144A 1.714% 11/18/26 #●	5,000,000	4,992,500

Total Collateralized Debt Obligations (cost $12,157,173)		12,150,831

Commercial Mortgage-Backed Securities – 1.05%

Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 ●	84,587	84,500
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW16 A1A 5.722% 6/11/40 ●	2,134,790	2,232,630
CFCRE Commercial Mortgage Trust
Series 2011-C1 A2 144A 3.759% 4/15/44 #	222,979	223,426

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Citigroup Commercial Mortgage Trust
Series 2007-C6 AM 5.71% 12/10/49 ●	535,000	$546,681
DBUBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,285,000	1,416,433
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #●	95,000	102,089
Series 2012-K708 B 144A 3.754% 2/25/45 #●	1,340,000	1,364,124
Series 2012-K711 B 144A 3.562% 8/25/45 #●	100,000	101,122
Series 2013-K712 B 144A 3.371% 5/25/45 #●	980,000	983,087
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	448,357	443,725
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8 AM 5.44% 5/15/45	1,065,000	1,083,568
Morgan Stanley Capital I Trust
Series 2006-1Q11 AJ 5.783% 10/15/42 ●	525,000	525,385
Series 2006-TOP23 A4 5.847% 8/12/41 ●	949,344	956,005
NCUA Guaranteed Notes Trust
Series 2010-C1 A2 2.90% 10/29/20	949,656	947,339

Total Commercial Mortgage-Backed Securities (cost $11,229,201)		11,010,114

Convertible Bond – 0.13%

Jefferies Group 3.875% exercise price $44.53, expiration date 10/31/29	1,355,000	1,353,306

Total Convertible Bond (cost $1,443,922)		1,353,306

Corporate Bonds – 44.42%

Automotive – 0.10%
Schaeffler Holding Finance 144A PIK 6.25% 11/15/19 #T	1,000,000	1,048,750

		1,048,750

Banking – 11.98%
ANZ New Zealand International 144A 2.60% 9/23/19 #	3,900,000	3,914,496
Banco Continental Via Continental Senior Trustees
Cayman 144A 5.50% 11/18/20 #	500,000	538,750
Bancolombia 6.125% 7/26/20	500,000	516,250
Bank of America
3.875% 8/1/25	2,185,000	2,222,471
3.95% 4/21/25	3,605,000	3,517,186
Bank of Montreal 2.375% 1/25/19	4,580,000	4,621,843
Bank of New York Mellon 2.45% 11/27/20	3,340,000	3,327,572
Barclays 2.75% 11/8/19	5,000,000	4,989,245
BBVA Bancomer 144A 7.25% 4/22/20 #	500,000	533,375
Branch Banking & Trust 3.80% 10/30/26	1,610,000	1,636,692

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Citizens Bank
2.30% 12/3/18	625,000	$624,699
2.45% 12/4/19	4,385,000	4,317,782
Commonwealth Bank of Australia 2.40% 11/2/20	4,055,000	4,019,721
Compass Bank 2.75% 9/29/19	7,305,000	7,238,283
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.25% 1/14/19	5,690,000	5,712,487
Credit Suisse
2.30% 5/28/19	4,890,000	4,896,592
3.00% 10/29/21	475,000	473,486
Fifth Third Bancorp 2.875% 7/27/20	475,000	474,977
HBOS 144A 6.75% 5/21/18 #	2,555,000	2,793,008
ING Groep 6.00% 12/31/45 ●	200,000	201,000
JPMorgan Chase
4.25% 10/1/27	5,870,000	5,869,401
5.30% 12/29/49 ●	1,000,000	998,750
JPMorgan Chase Bank 0.832% 6/13/16 ●	1,750,000	1,747,590
KeyBank 3.18% 5/22/22	1,335,000	1,320,128
Manufacturers & Traders Trust 2.25% 7/25/19	5,255,000	5,241,295
Morgan Stanley
3.95% 4/23/27	3,355,000	3,263,623
4.00% 7/23/25	4,880,000	5,035,247
PNC Bank
2.30% 6/1/20	4,275,000	4,239,372
2.45% 11/5/20	810,000	806,909
2.60% 7/21/20	1,040,000	1,040,413
Popular 7.00% 7/1/19	1,000,000	938,750
Santander Holdings USA 4.625% 4/19/16	2,090,000	2,108,488
Santander Issuances 5.179% 11/19/25	1,200,000	1,184,074
Santander UK Group Holdings 2.875% 10/16/20	2,530,000	2,517,884
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	4,580,000	4,608,396
State Street 2.55% 8/18/20	1,075,000	1,089,089
SunTrust Banks
2.35% 11/1/18	3,850,000	3,872,680
2.50% 5/1/19	3,705,000	3,726,211
SVB Financial Group 3.50% 1/29/25	1,235,000	1,185,496
Swedbank 144A 2.375% 2/27/19 #	2,000,000	2,005,868
Toronto-Dominion Bank 2.25% 11/5/19	3,580,000	3,581,128
Trade & Development Bank of Mongolia 144A
9.375% 5/19/20 #	400,000	385,829
Turkiye Is Bankasi 144A 3.75% 10/10/18 #	500,000	491,707
US Bancorp 4.125% 5/24/21	200,000	215,908

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
USB Capital IX 3.50% 10/29/49 @●	6,960,000	$5,367,900
Wells Fargo
2.15% 1/15/19	3,580,000	3,601,577
3.00% 1/22/21	3,000,000	3,034,995

		126,048,623

Basic Industry – 2.06%
ArcelorMittal 5.125% 6/1/20	200,000	167,000
Ball 4.375% 12/15/20	500,000	508,750
Builders FirstSource 144A 7.625% 6/1/21 #	1,000,000	1,057,500
Corp Nacional del Cobre de Chile 144A 3.75% 11/4/20 #	500,000	490,361
Georgia-Pacific
144A 2.539% 11/15/19 #	1,000,000	995,155
144A 5.40% 11/1/20 #	5,750,000	6,349,363
Gerdau Holdings 144A 7.00% 1/20/20 #	500,000	450,000
HD Supply
7.50% 7/15/20	1,000,000	1,045,000
11.50% 7/15/20	2,000,000	2,225,000
Headwaters 7.25% 1/15/19	750,000	770,625
International Paper 5.25% 4/1/16	550,000	555,120
INVISTA Finance 144A 4.25% 10/15/19 #	1,330,000	1,296,750
Kissner Milling 144A 7.25% 6/1/19 #@	500,000	471,250
Methanex 4.25% 12/1/24	1,475,000	1,310,085
MMC Finance 4.375% 4/30/18	500,000	502,786
Phosagro 144A 4.204% 2/13/18 #	500,000	495,937
PPG Industries 2.30% 11/15/19	940,000	931,135
WestRock
3.50% 3/1/20	1,010,000	1,021,105
4.45% 3/1/19	945,000	985,647

		21,628,569

Brokerage – 0.25%
Jefferies Group 5.125% 1/20/23	2,285,000	2,270,317
Lazard Group 6.85% 6/15/17	316,000	336,566

		2,606,883

Capital Goods – 1.36%
Beverage Packaging Holdings Luxembourg II 144A
6.00% 6/15/17 #	1,000,000	971,250
Caterpillar Financial Services 2.50% 11/13/20	4,000,000	4,002,444
Cemex 144A 5.875% 3/25/19 #	500,000	477,500
Crane 2.75% 12/15/18	205,000	204,507
Fortune Brands Home & Security 3.00% 6/15/20	630,000	627,209
General Electric 4.00% 12/29/49 ●	2,345,550	2,348,482
Ingersoll-Rand Global Holding 2.875% 1/15/19	4,630,000	4,679,782

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Lockheed Martin 2.50% 11/23/20	980,000	$975,300

		14,286,474

Communications – 2.14%
CC Holdings GS V 3.849% 4/15/23	1,165,000	1,145,144
Columbus International 144A 7.375% 3/30/21 #	500,000	496,875
Crown Castle Towers 144A 3.663% 5/15/25 #	635,000	616,244
Digicel Group 144A 8.25% 9/30/20 #	1,250,000	1,037,500
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	520,000	504,915
Interpublic Group 2.25% 11/15/17	1,600,000	1,595,808
Millicom International Cellular 144A 6.625% 10/15/21 #	500,000	464,375
MTS International Funding 144A 8.625% 6/22/20 #	300,000	332,353
Myriad International Holdings 144A 6.375% 7/28/17 #	500,000	524,045
SBA Tower Trust 144A 2.24% 4/16/18 #	1,995,000	1,958,603
SES 144A 3.60% 4/4/23 #	1,986,000	1,941,057
SES GLOBAL Americas Holdings 144A 2.50% 3/25/19 #	1,695,000	1,672,880
Sky 144A 3.75% 9/16/24 #	1,360,000	1,330,715
Verizon Communications
4.50% 9/15/20	3,165,000	3,404,103
5.15% 9/15/23	4,530,000	4,987,924
VimpelCom Holdings 144A 6.255% 3/1/17 #	500,000	511,875

		22,524,416

Consumer Cyclical – 3.51%
Daimler Finance North America 144A 2.70% 8/3/20 #	4,480,000	4,437,409
Ford Motor Credit 5.00% 5/15/18	5,055,000	5,312,704
General Motors 3.50% 10/2/18	795,000	804,969
General Motors Financial
3.15% 1/15/20	1,135,000	1,125,897
3.45% 4/10/22	1,070,000	1,027,833
4.375% 9/25/21	990,000	1,005,174
Hyundai Capital America
144A 2.55% 2/6/19 #	1,000,000	992,969
144A 2.875% 8/9/18 #	500,000	505,447
Landry’s 144A 9.375% 5/1/20 #	1,000,000	1,057,500
Marriott International 3.375% 10/15/20	1,200,000	1,222,758
McDonald’s 2.75% 12/9/20	2,415,000	2,416,099
NPC International 10.50% 1/15/20	1,000,000	1,040,000
Target 2.30% 6/26/19	3,500,000	3,542,333
Toyota Motor Credit
2.00% 10/24/18	5,055,000	5,085,659
2.125% 7/18/19	7,375,000	7,391,977

		36,968,728

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical – 6.04%
AstraZeneca 2.375% 11/16/20	2,420,000	$2,405,465
Baxalta 144A 2.875% 6/23/20 #	4,915,000	4,859,048
Bayer U.S. Finance 144A 2.375% 10/8/19 #	6,000,000	6,006,984
Becton Dickinson 2.675% 12/15/19	4,270,000	4,297,243
Bunge Finance 3.50% 11/24/20	4,730,000	4,708,904
Celgene 2.30% 8/15/18	5,810,000	5,854,150
Dr. Pepper Snapple Group 2.00% 1/15/20	5,060,000	4,949,171
Express Scripts Holding 2.25% 6/15/19	5,500,000	5,472,087
JBS Investments 144A 7.75% 10/28/20 #	1,300,000	1,254,500
McKesson 2.284% 3/15/19	6,685,000	6,663,575
Merck 1.85% 2/10/20	5,920,000	5,895,829
Perrigo 2.30% 11/8/18	1,425,000	1,405,730
Perrigo Finance 3.50% 12/15/21	885,000	861,350
Reynolds American
3.25% 6/12/20	3,995,000	4,064,301
4.00% 6/12/22	645,000	671,480
St. Jude Medical 2.80% 9/15/20	1,175,000	1,176,728
Valeant Pharmaceuticals International 144A
5.375% 3/15/20 #	1,000,000	945,000
Zimmer Holdings 2.70% 4/1/20	2,085,000	2,060,841

		63,552,386

Electric – 6.09%
AES Gener 144A 5.25% 8/15/21 #	420,000	431,785
Ameren 2.70% 11/15/20	3,665,000	3,655,174
Arizona Public Service 2.20% 1/15/20	4,195,000	4,157,933
Berkshire Hathaway Energy 2.00% 11/15/18	5,510,000	5,477,557
CenterPoint Energy 5.95% 2/1/17	2,365,000	2,468,055
Commonwealth Edison 2.15% 1/15/19	1,550,000	1,543,465
DTE Energy
2.40% 12/1/19	1,725,000	1,719,270
144A 3.30% 6/15/22 #	1,050,000	1,054,689
Electricite de France
144A 2.15% 1/22/19 #	5,410,000	5,388,284
144A 5.25% 12/29/49 #●	280,000	264,250
Entergy 4.00% 7/15/22	3,175,000	3,243,590
Exelon 2.85% 6/15/20	2,000,000	1,991,128
IPALCO Enterprises 3.45% 7/15/20	710,000	699,350
Israel Electric 144A 5.625% 6/21/18 #	500,000	529,040
Korea East-West Power 144A 2.625% 11/27/18 #	500,000	504,675
Majapahit Holding 144A 8.00% 8/7/19 #	500,000	561,250
National Rural Utilities Cooperative Finance 2.15% 2/1/19	6,030,000	6,047,909
NextEra Energy Capital Holdings 2.70% 9/15/19	6,980,000	6,955,109

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
NV Energy 6.25% 11/15/20	2,460,000	$2,797,458
PPL Capital Funding 1.90% 6/1/18	3,810,000	3,776,487
Southern 2.45% 9/1/18	5,905,000	5,954,750
State Grid Overseas Investment 2014 144A
2.75% 5/7/19 #	2,720,000	2,750,951
WEC Energy Group 2.45% 6/15/20	2,075,000	2,066,625

		64,038,784

Energy – 1.86%
CNOOC Finance 2015 Australia 2.625% 5/5/20	500,000	489,277
Dominion Gas Holdings 2.50% 12/15/19	2,020,000	2,018,950
KazMunayGas National 144A 6.375% 4/9/21 #	500,000	516,613
ONGC Videsh 2.50% 5/7/18	500,000	496,800
Petroleos Mexicanos 3.50% 7/18/18	500,000	497,385
Petronas Global Sukuk 144A 2.707% 3/18/20 #	1,330,000	1,310,187
Regency Energy Partners 5.875% 3/1/22	1,235,000	1,165,532
Targa Resources Partners 144A 5.00% 1/15/18 #	1,000,000	930,000
TransCanada PipeLines 1.625% 11/9/17	1,025,000	1,017,044
Williams Partners 7.25% 2/1/17	7,945,000	8,103,868
Woodside Finance 144A 8.75% 3/1/19 #	2,235,000	2,565,928
YPF 144A 8.875% 12/19/18 #	430,000	435,913

		19,547,497

Finance Companies – 1.22%
AerCap Ireland Capital
4.25% 7/1/20	500,000	505,000
4.625% 10/30/20	500,000	513,125
Ally Financial
3.25% 2/13/18	500,000	498,750
4.125% 3/30/20	500,000	498,750
Aviation Capital Group 144A 2.875% 9/17/18 #	1,610,000	1,602,774
Corporacion Financiera de Desarrollo 144A
3.25% 7/15/19 #	500,000	499,375
General Electric Capital
144A 3.80% 6/18/19 #	2,235,000	2,350,701
5.55% 5/4/20	2,175,000	2,464,773
6.00% 8/7/19	1,445,000	1,637,756
Legg Mason 2.70% 7/15/19	2,220,000	2,215,638

		12,786,642

Healthcare – 0.33%
CHS 5.125% 8/15/18	750,000	757,500
IASIS Healthcare 8.375% 5/15/19	250,000	231,250
Immucor 11.125% 8/15/19	1,070,000	979,050
Kinetic Concepts 10.50% 11/1/18	1,000,000	977,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
Mallinckrodt International Finance 144A 4.875% 4/15/20 #	500,000	$483,750

		3,429,050

Industrial – 0.05%
Hutchison Whampoa International 144A
1.625% 10/31/17 #	500,000	496,237

		496,237

Insurance – 2.18%
ACE INA Holdings 2.30% 11/3/20	3,540,000	3,516,937
American International Group 2.30% 7/16/19	3,700,000	3,671,758
Metropolitan Life Global Funding I 144A 1.875% 6/22/18 #	5,265,000	5,266,737
Pricoa Global Funding I
144A 1.60% 5/29/18 #	1,050,000	1,038,784
144A 2.20% 5/16/19 #	3,855,000	3,850,150
Prudential Financial 5.625% 6/15/43 ●	1,200,000	1,230,000
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	975,000	977,821
144A 4.125% 11/1/24 #	460,000	462,410
UnitedHealth Group 2.70% 7/15/20	2,900,000	2,932,248

		22,946,845

Media – 0.24%
Univision Communications 144A 8.50% 5/15/21 #	1,500,000	1,539,375
WideOpenWest Finance 10.25% 7/15/19	1,000,000	946,750

		2,486,125

Natural Gas – 0.79%
CenterPoint Energy Resources 4.50% 1/15/21	2,700,000	2,837,025
Sempra Energy 2.30% 4/1/17	5,490,000	5,523,604

		8,360,629

Real Estate – 0.27%
WEA Finance
144A 2.70% 9/17/19 #	2,625,000	2,605,651
144A 3.75% 9/17/24 #	200,000	199,249

		2,804,900

REITs – 0.16%
Host Hotels & Resorts 3.75% 10/15/23	505,000	487,699
Iron Mountain 144A 6.00% 10/1/20 #	750,000	793,125
Kimco Realty 3.40% 11/1/22	195,000	193,457
Vereit Operating Partnership 3.00% 2/6/19 @	250,000	241,125

		1,715,406

Services – 0.31%
BlueLine Rental Finance 144A 7.00% 2/1/19 #	455,000	411,775
Hertz 6.75% 4/15/19	1,000,000	1,024,000
MGM Resorts International 7.625% 1/15/17	750,000	783,750

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
Pinnacle Entertainment 6.375% 8/1/21	1,000,000	$1,056,250

		3,275,775

Technology – 1.89%
Amphenol 3.125% 9/15/21	5,975,000	5,915,519
Baidu 2.75% 6/9/19	2,500,000	2,489,995
Motorola Solutions 4.00% 9/1/24	630,000	547,692
National Semiconductor 6.60% 6/15/17	3,325,000	3,573,880
Oracle 2.25% 10/8/19	5,480,000	5,540,170
Tencent Holdings 144A 3.375% 5/2/19 #	1,760,000	1,791,052

		19,858,308

Telecommunications – 0.40%
Centurylink 5.625% 4/1/20	750,000	744,375
Frontier Communications 144A 8.875% 9/15/20 #	1,000,000	1,015,000
Intelsat Jackson Holdings 7.25% 4/1/19	575,000	530,437
Sprint Communications
6.00% 12/1/16	750,000	750,000
144A 7.00% 3/1/20 #	450,000	452,250
T-Mobile USA 5.25% 9/1/18	750,000	767,025

		4,259,087

Transportation – 1.19%
AP Moeller - Maersk 144A 2.55% 9/22/19 #	1,595,000	1,579,860
DP World Sukuk 144A 6.25% 7/2/17 #	500,000	524,235
ERAC USA Finance 144A 2.80% 11/1/18 #	3,355,000	3,379,035
HPHT Finance 15 144A 2.875% 3/17/20 #	810,000	806,592
Union Pacific 2.25% 2/15/19	3,260,000	3,284,297
United Airlines 2015-1 Class AA Pass-Through Trust
3.45% 12/1/27 ¿	360,000	363,600
United Parcel Service 5.125% 4/1/19	2,340,000	2,583,278

		12,520,897

Total Corporate Bonds (cost $467,815,055)		467,191,011

Municipal Bond – 0.61%

University of California
0.928% 7/1/41 ●	6,385,000	6,379,062

Total Municipal Bond (cost $6,385,000)		6,379,062

Non-Agency Asset-Backed Securities – 36.11%

Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	3,855,000	3,831,943
Series 2014-4 A2 1.43% 6/17/19	1,510,000	1,504,584

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

American Express Credit Account Master Trust
Series 2012-1 A 0.601% 1/15/20 ●	3,900,000	$3,893,877
Series 2013-1 A 0.751% 2/16/21 ●	6,935,000	6,933,550
Series 2013-2 A 0.751% 5/17/21 ●	2,474,000	2,474,166
Series 2014-1 A 0.601% 12/15/21 ●	2,100,000	2,092,874
ARI Fleet Lease Trust
Series 2015-A A2 144A 1.11% 11/15/18 #	285,000	283,023
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	820,000	829,067
Series 2013-2A A 144A 2.97% 2/20/20 #	6,500,000	6,615,268
Bank of America Credit Card Trust
Series 2007-A4 A4 0.371% 11/15/19 ●	10,495,000	10,448,763
Series 2014-A2 A 0.601% 9/16/19 ●	5,500,000	5,493,776
Series 2014-A3 A 0.621% 1/15/20 ●	7,765,000	7,756,513
Series 2015-A1 A 0.661% 6/15/20 ●	748,000	746,536
Barclays Dryrock Issuance Trust
Series 2014-2 A 0.671% 3/16/20 ●	2,500,000	2,496,021
Cabela’s Credit Card Master Note Trust
Series 2012-2A A1 144A 1.45% 6/15/20 #	1,065,000	1,062,125
Series 2014-2 A 0.801% 7/15/22 ●	6,000,000	5,947,727
California Republic Auto Receivables Trust
Series 2013-2 A2 1.23% 3/15/19	1,008,919	1,006,100
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.381% 11/15/19 ●	14,085,000	14,044,369
Series 2007-A2 A2 0.411% 12/16/19 ●	5,650,000	5,631,557
Series 2007-A5 A5 0.371% 7/15/20 ●	200,000	199,005
Series 2014-A3 A3 0.711% 1/18/22 ●	2,000,000	1,989,472
Series 2014-A5 A5 1.48% 7/15/20	2,000,000	2,000,372
Chase Issuance Trust
Series 2007-A12 A12 0.381% 8/15/19 ●	4,500,000	4,474,945
Series 2007-B1 B1 0.581% 4/15/19 ●	2,100,000	2,089,261
Series 2012-A10 A10 0.591% 12/16/19 ●	12,750,000	12,707,304
Series 2013-A3 A3 0.611% 4/15/20 ●	3,670,000	3,662,300
Series 2013-A6 A6 0.751% 7/15/20 ●	4,000,000	3,999,052
Series 2013-A9 A 0.751% 11/16/20 ●	8,900,000	8,900,255
Series 2014-A5 A5 0.701% 4/15/21 ●	8,400,000	8,358,610
Series 2015-A6 A6 0.581% 5/15/19 ●	11,270,000	11,253,469
Chesapeake Funding
Series 2012-2A A 144A 0.872% 5/7/24 #●	2,001,758	2,001,020
Series 2014-1A A 144A 0.689% 3/7/26 #●	9,171,675	9,140,180
CIT Equipment Collateral
Series 2014-VT1 A2 144A 0.86% 5/22/17 #	527,719	527,226

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Citibank Credit Card Issuance Trust
Series 2013-A4 A4 0.838% 7/24/20 ●	800,000	$799,363
Series 2013-A7 A7 0.723% 9/10/20 ●	8,100,000	8,092,959
Series 2014-A9 A9 0.67% 11/23/18 ●	1,645,000	1,644,535
Conseco Financial
Series 1997-6 A8 7.07% 1/15/29	6,025	6,039
Dell Equipment Finance Trust
Series 2014-1 A3 144A 0.94% 6/22/20 #	770,000	769,417
Discover Card Execution Note Trust
Series 2012-A4 A4 0.701% 11/15/19 ●	500,000	500,021
Series 2013-A1 A1 0.631% 8/17/20 ●	3,300,000	3,294,282
Series 2013-A5 A5 1.04% 4/15/19	5,000,000	4,997,486
Series 2013-A6 A6 0.781% 4/15/21 ●	2,405,000	2,403,119
Series 2014-A1 A1 0.761% 7/15/21 ●	8,365,000	8,354,971
Series 2014-A3 A3 1.22% 10/15/19	1,175,000	1,173,701
Series 2015-A1 A1 0.681% 8/17/20 ●	7,350,000	7,334,761
Series 2015-A3 A 1.45% 3/15/21	890,000	881,806
Enterprise Fleet Financing
Series 2014-1 A2 144A 0.87% 9/20/19 #	1,273,651	1,269,623
FirstKey Lending Trust
Series 2015-SFR1 A 144A 2.553% 3/9/47 #	492,171	482,038
Ford Credit Auto Lease Trust
Series 2015-A A3 1.13% 6/15/18	725,000	721,656
Ford Credit Floorplan Master Owner Trust A
Series 2013-1 A2 0.711% 1/15/18 ●	865,000	865,000
Series 2014-1 A1 1.20% 2/15/19	4,100,000	4,084,900
Series 2014-1 A2 0.731% 2/15/19 ●	6,524,000	6,501,976
Series 2014-2 A 0.831% 2/15/21 ●	6,612,000	6,618,966
Series 2014-4 A2 0.681% 8/15/19 ●	7,650,000	7,615,459
Series 2015-2 A2 0.901% 1/15/22 ●	10,000,000	9,934,490
GE Dealer Floorplan Master Note Trust
Series 2012-2 A 1.152% 4/22/19 ●	19,865,000	19,889,134
Series 2013-1 A 0.802% 4/20/18 ●	2,600,000	2,600,012
Series 2014-2 A 0.852% 10/20/19 ●	8,575,000	8,559,479
Series 2015-1 A 0.902% 1/20/20 ●	4,810,000	4,786,464
Golden Credit Card Trust
Series 2014-2A A 144A 0.781% 3/15/21 #●	535,000	531,123
Series 2015-1A A 144A 0.771% 2/15/20 #●	7,750,000	7,719,184
GreatAmerica Leasing Receivables
Series 2014-1 A3 144A 0.89% 7/15/17 #	2,542,745	2,534,665
Hertz Fleet Lease Funding
Series 2014-1 A 144A 0.693% 4/10/28 #●	5,490,302	5,476,772
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	258,375	234,871

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Honda Auto Receivables Owner Trust
Series 2015-3 A3 1.27% 4/18/19	6,000,000	$5,971,787
Hyundai Auto Lease Securitization Trust
Series 2014-A A4 144A 1.01% 9/15/17 #	1,310,000	1,307,265
Series 2015-A A3 144A 1.42% 9/17/18 #	6,200,000	6,192,838
Hyundai Auto Receivables Trust
Series 2015-C A2B 0.701% 11/15/18 ●	1,200,000	1,199,880
Mercedes Benz Auto Lease Trust
Series 2015-B A2B 0.851% 1/16/18 ●	7,000,000	7,003,284
Mercedes-Benz Master Owner Trust
Series 2015-AA A 144A 0.651% 4/15/19 #●	3,000,000	2,992,094
Series 2015-BA A 144A 0.711% 4/15/20 #●	1,000,000	994,421
Navistar Financial Dealer Note Master Owner Trust II
Series 2014-1 A 144A 1.172% 10/25/19 #●	9,000,000	8,971,670
NextGear Floorplan Master Owner Trust
Series 2014-1A A 144A 1.92% 10/15/19 #	1,015,000	1,006,156
Nissan Auto Lease Trust
Series 2014-A A4 1.04% 10/15/19	1,360,000	1,357,109
Series 2014-B A3 1.12% 9/15/17	10,025,000	9,998,910
Series 2015-B A2B 0.861% 12/15/17 ●	725,000	725,490
Nissan Auto Receivables Owner Trust
Series 2013-C A3 0.67% 8/15/18	1,661,125	1,657,381
Series 2015-C A2B 0.681% 11/15/18 ●	500,000	500,096
Nissan Master Owner Trust Receivables
Series 2013-A A 0.631% 2/15/18 ●	12,420,000	12,420,001
Penarth Master Issuer
Series 2015-1A A1 144A 0.76% 3/18/19 #●	385,000	383,970
Series 2015-2A A1 144A 0.76% 5/18/19 #●	3,800,000	3,789,816
PFS Financing
Series 2014-AA A 144A 0.931% 2/15/19 #●	8,000,000	7,948,980
Series 2015-AA A 144A 0.951% 4/15/20 #●	2,000,000	1,965,578
Porsche Innovative Lease Owner Trust
Series 2015-1 A3 144A 1.19% 7/23/18 #	755,000	746,400
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	870,000	865,699
Series 2015-2 A 1.60% 4/15/21	1,250,000	1,241,083
Trade MAPS 1
Series 2013-1A A 144A 0.993% 12/10/18 #●	9,970,000	9,906,662
Volkswagen Auto Lease Trust
Series 2015-A A3 1.25% 12/20/17	790,000	782,150
Volkswagen Credit Auto Master Trust
Series 2014-1A A2 144A 1.40% 7/22/19 #	2,210,000	2,181,465
Wheels
Series 2014-1A A2 144A 0.84% 3/20/23 #	1,936,352	1,927,461

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

World Financial Network Credit Card Master Trust
Series 2015-A A 0.811% 2/15/22 ●	685,000	$680,860

Total Non-Agency Asset-Backed Securities (cost $380,368,355)		379,791,088

Non-Agency Collateralized Mortgage Obligations – 0.29%

American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	40,382	40,985
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	52,678	52,757
Series 2005-6 7A1 5.50% 7/25/20	41,090	40,103
Bank of America Mortgage Securities
Series 2002-K 2A1 2.525% 10/20/32 @●	3,215	3,217
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27 #●	70,119	74,237
JPMorgan Mortgage Trust
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	455,000	459,066
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #●	632,598	635,564
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	770,437	760,884
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	806,320	793,573
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE 3A1 2.709% 12/25/34 ●	13,448	13,560
Series 2006-AR5 2A1 2.714% 4/25/36 ●	156,967	147,282

Total Non-Agency Collateralized Mortgage Obligations (cost $2,975,772)		3,021,228

Regional Bond – 0.02%Δ

Argentina – 0.02%
Provincia de Buenos Aires 144A 9.95% 6/9/21 #	180,000	185,850

Total Regional Bond (cost $177,775)		185,850

Senior Secured Loans – 0.82%«

Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	356,668	305,248
Albertson’s Tranche B4 1st Lien 5.50% 8/25/21	499,911	496,474
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	500,000	450,417
Blue Ribbon 1st Lien 5.50% 11/13/21	1,000,000	1,000,000
Caesars Growth Properties Holdings Tranche B 1st Lien 6.25% 5/8/21	354,089	312,705
CCO Safari III Tranche H 1st Lien 3.25% 8/24/21	500,000	496,701
FCA Tranche B 1st Lien 3.25% 12/31/18	500,000	496,313
First Data Tranche C1 1st Lien 3.918% 3/24/18	1,000,000	988,750
FMG Resources August 2006 Pty 1st Lien 4.25% 6/30/19	198,728	149,184

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Hilton Worldwide Finance Tranche B2 1st Lien 3.50% 10/25/20	500,000	$499,563
Landry’s Tranche B 1st Lien 4.00% 4/24/18	970,259	966,772
Marina District Finance Tranche B 1st Lien 6.50% 8/15/18	343,505	344,435
Mauser Holdings 2nd Lien 8.75% 7/31/22 @	500,000	450,000
Microsemi Tranche B 1st Lien 5.25% 12/17/22	250,000	246,172
Penney (J.C.) 1st Lien 6.00% 5/22/18	498,721	490,773
Republic of Angola (Unsecured) 7.045% 12/16/23 @	510,000	438,600
Rite Aid 2nd Lien 5.75% 8/21/20	500,000	502,604

Total Senior Secured Loans (cost $8,905,247)		8,634,711

Sovereign Bonds – 0.46%Δ

Colombia – 0.05%
Colombia Government International Bond 4.375% 7/12/21	500,000	503,750

		503,750

Croatia – 0.05%
Croatia Government International Bond 144A 6.375% 3/24/21 #	500,000	531,909

		531,909

Dominican Republic – 0.05%
Dominican Republic International Bond 144A 7.50% 5/6/21 #	500,000	537,500

		537,500

Gabon – 0.04%
Gabonese Republic 144A 8.20% 12/12/17 #	450,000	453,544

		453,544

Indonesia – 0.05%
Perusahaan Penerbit Indonesia III 144A 6.125% 3/15/19 #	500,000	547,500

		547,500

Mexico – 0.05%
Nacional Financiera SNC 144A 3.375% 11/5/20 #	500,000	496,437

		496,437

Serbia – 0.05%
Republic of Serbia 144A 4.875% 2/25/20 #	500,000	513,605

		513,605

Slovenia – 0.05%
Slovenia Government International Bond 144A 4.75% 5/10/18 #	500,000	531,990

		531,990

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

Sri Lanka – 0.04%
Sri Lanka Government International Bond 144A 5.125% 4/11/19 #	500,000	$477,351

		477,351

Ukraine – 0.03%
Ukraine Government International Bond 144A 7.75% 9/1/20 #	300,000	277,500

		277,500

Total Sovereign Bonds (cost $5,023,545)		4,871,086

Supranational Banks – 0.08%

African Export-Import Bank 3.875% 6/4/18	500,000	501,000
Banco Latinoamericano de Comercio Exterior 144A 3.25% 5/7/20 #	300,000	296,250

Total Supranational Banks (cost $799,709)		797,250

U.S. Treasury Obligations – 3.28%

U.S. Treasury Notes
1.625% 11/30/20	26,030,000	25,877,985
2.25% 11/15/25	8,655,000	8,636,573

Total U.S. Treasury Obligations (cost $34,676,374)		34,514,558

	Number of Shares

Preferred Stock – 0.41%

Bank of America 6.10% ●	715,000	725,725
Bank of America 8.125% ●	1,000,000	1,018,750
Morgan Stanley 5.55% ●	1,180,000	1,181,475
PNC Preferred Funding Trust II 1.735% #●	1,200,000	1,077,000
USB Realty 1.468% #@●	400,000	361,000

Total Preferred Stock (cost $4,483,750)		4,363,950

	Principal amount°

Short-Term Investments – 4.61%

Discount Notes – 3.81%≠
Federal Home Loan Bank
0.121% 1/4/16	228,416	228,416
0.129% 1/25/16	9,945,577	9,944,761
0.141% 2/18/16	17,933,240	17,927,860
0.155% 2/3/16	702,946	702,805
0.17% 1/21/16	299,201	299,182
0.18% 2/26/16	55,006	54,987
0.18% 3/7/16	557,451	557,168

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Discount Notes≠ (continued)
Federal Home Loan Bank
0.19% 3/22/16	6,661,860	$6,657,676
0.31% 3/14/16	3,672,901	3,670,830

		40,043,685

Repurchase Agreements – 0.80%
Bank of America Merrill Lynch
0.24%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $2,919,182 (collateralized by U.S. government obligations 3.000% 11/15/45; market value $2,977,488)	2,919,104	2,919,104
Bank of Montreal
0.26%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $4,865,314 (collateralized by U.S. government obligations 0.75%-2.875% 9/30/16-8/15/42; market value $4,962,479)	4,865,173	4,865,173
BNP Paribas
0.28%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $635,742 (collateralized by U.S. government obligations 0.000% 2/15/31-2/15/43; market value $648,437)	635,723	635,723

		8,420,000

Total Short-Term Investments (cost $48,466,876)		48,463,685

Total Value of Securities – 104.79% (cost $1,103,891,188)		$1,102,184,642

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2015, the aggregate value of Rule 144A securities was $225,337,292, which represents 21.42% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Dec. 31, 2015, the aggregate value of illiquid securities was $7,333,092, which represents 0.70% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of cash.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Dec. 31, 2015. Interest rates reset periodically.

Δ	Securities have been classified by country of origin.

Schedule of investments

Delaware Limited-Term Diversified Income Fund

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2015.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2015.

The following futures and swap contracts were outstanding at Dec. 31, 2015:1

Futures Contracts

		Notional Cost	Notional	Expiration	Unrealized Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
406	U.S. Treasury 10 yr Notes	$51,201,557	$51,117,937	3/22/16	$(83,620)
Swap Contracts CDS Contracts[2]
	Swap Referenced		Annual Protection	Termination	Unrealized Appreciation
Counterparty	Obligation	Notional Value[3]	Payments	Date	(Depreciation)[4]
	Protection Purchased:
ICE	JPMC - CDX.NA.HY.25[5]	11,000,000	5.00%	12/20/20	$(20,234)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(12,886).

5Markit’s CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

CDX.NA.HY – Credit Default Swap Index North American High-Yield

CLO – Collateralized Loan Obligation

DBUBS – Deutsche Bank United Bank of Switzerland

FHAVA – Federal Housing Administration & Veterans Administration

GE – General Electric

GNMA – Government National Mortgage Association

GS – Goldman Sachs

GSMPS – Goldman Sachs Reperforming Mortgage Securities

ICE – Intercontinental Exchange, Inc.

JPMBB – JPMorgan Barclays Bank

JPMC – JPMorgan Chase Bank

NCUA – National Credit Union Administration

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Limited-Term Diversified Income Fund	December 31, 2015

Assets:
Investments, at value[1]	$1,053,720,957
Short-term investments, at value[2]	48,463,685
Cash collateral due from broker on swap contracts	564,039
Cash collateral due from broker on futures contracts	549,000
Cash	63,429
Receivables for securities sold	15,384,295
Dividends and interest receivable	4,803,932
Receivables for fund shares sold	789,992
Variation margin due from broker on futures contracts	120,529

Total assets	1,124,459,858

Liabilities:
Payable for securities purchased	54,217,398
Payable for fund shares redeemed	16,839,128
Income distribution payable	437,456
Swap payments payable	16,279
Investment management fees payable	443,907
Other accrued expenses	332,219
Distribution fees payable	179,861
Other affiliates payable	90,276
Trustees’ fees and expenses payable	2,936
Upfront payments received on credit default swap contracts	104,099
Variation margin due to broker on swap contracts	13,617
Unrealized depreciation on credit default swap contracts	6,617

Total liabilities	72,683,793

Total Net Assets	$1,051,776,065

Net Assets Consist of:
Paid-in capital	$1,092,413,604
Distributions in excess of net investment income	(594,678)
Accumulated net realized loss on investments	(38,219,575)
Net unrealized depreciation of investments	(1,706,546)
Net unrealized depreciation of future contracts	(83,620)
Net unrealized depreciation of swap contracts	(33,120)

Total Net Assets	$1,051,776,065

Net Asset Value
Class A:
Net assets	$439,310,377
Shares of beneficial interest outstanding, unlimited authorization, no par	52,136,366
Net asset value per share	$8.43
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.67

Class C:
Net assets	$141,738,904
Shares of beneficial interest outstanding, unlimited authorization, no par	16,831,509
Net asset value per share	$8.42

Class R:
Net assets	$6,297,434
Shares of beneficial interest outstanding, unlimited authorization, no par	747,143
Net asset value per share	$8.43

Institutional Class:
Net assets	$464,429,350
Shares of beneficial interest outstanding, unlimited authorization, no par	55,122,952
Net asset value per share	$8.43
[1] Investments, at cost	$1,055,424,312
[2] Short-term investments, at cost	48,466,876

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Limited-Term Diversified Income Fund	Year ended December 31, 2015

Investment Income:
Interest	$24,222,063
Dividends	17,025

24,239,088

Expenses:
Management fees	5,507,241
Distribution expenses — Class A	1,137,295
Distribution expenses — Class C	1,580,456
Distribution expenses — Class R	36,493
Dividend disbursing and transfer agent fees and expenses	1,246,131
Accounting and administration expenses	363,723
Reports and statements to shareholders	224,654
Legal fees	108,554
Registration fees	89,852
Custodian fees	63,795
Trustee’s fees and expenses	54,237
Audit and tax	50,769
Other	73,503

10,536,703
Less waived distribution expenses — Class A	(454,918)
Less expense paid indirectly	(414)

Total operating expenses	10,081,371

Net Investment Income	14,157,717

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,411,276)
Foreign currencies	358
Futures contracts	4,962,019
Swap contracts	1,255,266

Net realized loss	(193,633)

Net change in unrealized appreciation (depreciation) of:
Investments	(6,888,770)
Futures contracts	(578,450)
Swap contracts	(61,791)

Net change in unrealized appreciation (depreciation)	(7,529,011)

Net Realized and Unrealized Loss	(7,722,644)

Net Increase in Net Assets Resulting from Operations	$6,435,073

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets
Delaware Limited-Term Diversified Income Fund

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,157,717	$13,782,583
Net realized gain (loss)	(193,633)	8,131,178
Net change in unrealized appreciation (depreciation)	(7,529,011)	(4,809,071)

Net increase in net assets resulting from operations	6,435,073	17,104,690

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,931,891)	(9,874,288)
Class B	—	(2,717)
Class C	(1,084,268)	(1,601,223)
Class R	(86,795)	(108,883)
Institutional Class	(8,784,079)	(8,271,832)

Return of capital:
Class A	(704,076)	(208,221)
Class C	(227,301)	(77,978)
Class R	(10,090)	(3,533)
Institutional Class	(744,408)	(236,380)

	(18,572,908)	(20,385,055)

Capital Share Transactions:
Proceeds from shares sold:
Class A	84,609,259	91,234,844
Class B	—	25,345
Class C	10,048,027	8,753,193
Class R	2,238,721	2,465,212
Institutional Class	225,483,344	297,984,195

	Year ended
	12/31/15	12/31/14
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$7,395,560	$9,892,727
Class B	—	2,651
Class C	1,197,202	1,540,467
Class R	96,472	112,722
Institutional Class	6,894,310	6,985,018

	337,962,895	418,996,374

Cost of shares redeemed:
Class A	(120,394,983)	(408,093,054)
Class B	—	(306,039)
Class C	(44,868,826)	(93,074,420)
Class R	(3,988,140)	(5,206,583)
Institutional Class	(298,885,305)	(204,019,355)

	(468,137,254)	(710,699,451)

Decrease in net assets derived from capital share transactions	(130,174,359)	(291,703,077)

Net Decrease in Net Assets	(142,312,194)	(294,983,442)

Net Assets:
Beginning of year	1,194,088,259	1,489,071,701

End of year	$1,051,776,065	$1,194,088,259

Distributions in excess of net investment income	$(594,678)	$(601,753)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

$8.520	$8.550	$8.850	$8.820	$8.920

0.110	0.097	0.079	0.096	0.145
(0.057)	0.013	(0.239)	0.123	0.100

0.053	0.110	(0.160)	0.219	0.245

(0.129)	(0.136)	—	(0.174)	(0.220)
(0.014)	(0.004)	(0.140)	(0.004)	—
—	—	—	(0.011)	(0.125)

(0.143)	(0.140)	(0.140)	(0.189)	(0.345)

$8.430	$8.520	$8.550	$8.850	$8.820

0.62%	1.28%	(1.81% )	2.49%	2.78%

$439,310	$472,654	$780,359	$1,337,983	$1,210,257
0.83%	0.83%	0.82%	0.81%	0.82%
0.93%	0.93%	0.96%	0.96%	0.97%
1.29%	1.13%	0.91%	1.07%	1.62%
1.19%	1.03%	0.77%	0.92%	1.47%
94%	80%	236%	262%	333%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

$8.520	$8.540	$8.850	$8.820	$8.910

0.038	0.024	0.005	0.020	0.069
(0.067)	0.023	(0.248)	0.123	0.110

(0.029)	0.047	(0.243)	0.143	0.179

(0.057)	(0.063)	—	(0.098)	(0.144)
(0.014)	(0.004)	(0.067)	(0.004)	—
—	—	—	(0.011)	(0.125)

(0.071)	(0.067)	(0.067)	(0.113)	(0.269)

$8.420	$8.520	$8.540	$8.850	$8.820

(0.35% )	0.55%	(2.75% )	1.62%	2.03%

$141,739	$176,904	$260,073	$452,197	$500,237
1.68%	1.68%	1.67%	1.66%	1.67%
0.44%	0.28%	0.06%	0.22%	0.77%
94%	80%	236%	262%	333%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

$8.520	$8.550	$8.850	$8.820	$8.920

0.080	0.067	0.048	0.065	0.114
(0.057)	0.012	(0.238)	0.123	0.100

0.023	0.079	(0.190)	0.188	0.214

(0.099)	(0.105)	—	(0.143)	(0.189)
(0.014)	(0.004)	(0.110)	(0.004)	—
—	—	—	(0.011)	(0.125)

(0.113)	(0.109)	(0.110)	(0.158)	(0.314)

$8.430	$8.520	$8.550	$8.850	$8.820

0.27%	0.93%	(2.16% )	2.13%	2.42%

$6,298	$8,022	$10,672	$17,243	$16,796
1.18%	1.18%	1.17%	1.16%	1.17%
1.18%	1.18%	1.25%	1.26%	1.27%
0.94%	0.78%	0.56%	0.72%	1.27%
0.94%	0.78%	0.48%	0.62%	1.17%
94%	80%	236%	262%	333%

Financial highlights

Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

$8.520	$8.550	$8.850	$8.820	$8.920

0.123	0.110	0.092	0.109	0.159
(0.057)	0.012	(0.239)	0.123	0.100

0.066	0.122	(0.147)	0.232	0.259

(0.142)	(0.148)	—	(0.187)	(0.234)
(0.014)	(0.004)	(0.153)	(0.004)	—
—	—	—	(0.011)	(0.125)

(0.156)	(0.152)	(0.153)	(0.202)	(0.359)

$8.430	$8.520	$8.550	$8.850	$8.820

0.77%	1.43%	(1.66% )	2.64%	2.94%

$464,429	$536,508	$437,690	$742,773	$570,968
0.68%	0.68%	0.67%	0.66%	0.67%
1.44%	1.28%	1.06%	1.22%	1.77%
94%	80%	236%	262%	333%

Notes to financial statements

Delaware Limited-Term Diversified Income Fund	December 31, 2015

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a limited contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2015 and matured on the next business day.

To Be Announced Trades — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Fund earned $414 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2015, the Fund was charged $53,924 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Fund was charged $235,813 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. DDLP has contractually agreed to waive Class A shares’ 12b-1 fees to 0.15% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.* Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Dec. 31, 2015, the Fund was charged $27,490 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Dec. 31, 2015, DDLP earned $5,169 for commissions on sales of the Fund’s Class A shares. For the year ended Dec. 31, 2015, DDLP received gross CDSC commissions of $351 and

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

$5,268 on redemption of the Fund’s Class A and Class C shares, respectively and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Dec. 31, 2015, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2015, the Fund engaged in securities purchases of $2,143,655 and securities sales of $2,540,422, which resulted in net realized losses of $(14,207).

* The contractual waiver period is April 30, 2014 through April 29, 2016.

3. Investments

For the year ended Dec. 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$816,257,124
Purchases of U.S. government securities	228,563,054
Sales other than U.S. government securities	941,203,854
Sales of U.S. government securities	197,210,771

At Dec. 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,108,463,267

Aggregate unrealized appreciation of investments	$8,895,470
Aggregate unrealized depreciation of investments	(15,174,095)

Net unrealized depreciation of investments	$(6,278,625)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total

Agency, Asset- & Mortgage-Backed Securities	$—	$525,430,173	$—	$525,430,173
Corporate Debt	—	468,544,317	—	468,544,317
Foreign Debt	—	5,854,186	—	5,854,186
Senior Secured Loans[1]	—	8,196,111	438,600	8,634,711
Municipal Bonds	—	6,379,062	—	6,379,062
Preferred Stock	—	4,363,950	—	4,363,950
Short-Term Investments	—	48,463,685	—	48,463,685
U.S. Treasury Obligations	—	34,514,558	—	34,514,558

Total Value of Securities	$—	$1,101,746,042	$438,600	$1,102,184,642

Futures Contracts	$(83,620)	$—	$—	$(83,620)
Swap Contracts	—	(20,234)	—	(20,234)

1Security type is valued across multiple levels. Level 2 investments represent investments with observable inputs, or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 2 investments and Level 3 investments represent the following percentages of the total market value of this security type:

	Level 2	Level 3	Total

Senior Secured Loans	94.92%	5.08%	100.00%

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 was as follows:

	Year ended
	12/31/15	12/31/14
Ordinary income	$16,887,033	$19,858,945
Return of capital	1,685,875	526,110

Total	$18,572,908	$20,385,055

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,092,413,604
Capital loss carryforwards	(33,921,458)
Distributions payable	(437,456)
Unrealized depreciation of investments, foreign currencies, and derivatives	(6,278,625)

Net assets	$1,051,776,065

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, contingent payment debt instruments, tax treatment of market discount and premium on debt instruments, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2015 the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$2,736,391
Accumulated net realized loss on investments	(2,736,391)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
	$(23,145,896)	$(10,775,562)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended	Year ended
	12/31/15	12/31/14
Shares sold:
Class A	9,932,817	10,639,427
Class B	—	2,957
Class C	1,184,276	1,022,200
Class R	262,780	287,356
Institutional Class	26,442,443	34,768,065

Shares issued upon reinvestment of dividends and distributions:
Class A	867,778	1,154,602
Class B	—	309
Class C	140,521	179,943
Class R	11,311	13,153
Institutional Class	808,812	815,574
	39,650,738	48,883,586

Shares redeemed:
Class A	(14,133,571)	(47,590,323)
Class B	—	(35,748)
Class C	(5,266,290)	(10,865,349)
Class R	(468,087)	(607,216)
Institutional Class	(35,099,017)	(23,817,210)
	(54,966,965)	(82,915,846)
Net decrease	(15,316,227)	(34,032,260)

Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. For the year ended Dec. 31, 2014, 15,321 Class B shares were converted to 15,327 Class A shares valued at $131,220. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and on the “Statements of changes in net assets.”

Certain shareholders may exchange shares of one class of shares for another class in the same Fund.

For the year ended Dec. 31, 2015 exchange transactions were as follows:

	Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
3,174	5,640	1,999	2,002	8,821	$91,609

For the year ended Dec. 31, 2014 exchange transactions were as follows:

	Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
8,846	37,468	—	—	46,293	$397,363

These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

The Fund had no amounts outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives, (2) how they are accounted for, and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2015, the Fund posted $549,000 cash collateral for open futures contracts, which is presented as “Cash collateral due from broker on futures contracts” on the “Statement of assets and liabilities.”

During the year ended Dec. 31, 2015, the Fund used futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts.

The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended Dec. 31, 2015, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. At Dec. 31, 2015, the Fund posted $564,039 cash collateral for open centrally cleared credit default swap contracts, which is presented as “Cash collateral due from broker on swap contracts” on the “Statement of assets and liabilities.”

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2015, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.”

Fair value of derivative instruments as of Dec. 31, 2015 was as follows:

		Liability Derivatives Fair Value
Statement of Assets and Liabilities
Location	Interest Contracts	Credit Contracts	Total
Variation margin receivable on futures contracts*	$83,620	$ —	$83,620
Unrealized depreciation on credit default swap contracts	—	13,617	13,617
Variation margin due to broker on swap contracts		6,617	6,617
Total	$83,620	$20,234	$103,854

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Dec. 31, 2015. Only current day variation margin is reported on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2015 was as follows:

	Net Realized Gain on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$4,962,019	$ —	$4,962,019
Credit contracts	—	1,255,266	1,255,266
Total	$4,962,019	$1,255,266	$6,217,285

	Net Change in Unrealized Depreciation of:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(578,450)	$ —	$(578,450)
Credit contracts	—	(61,791)	(61,791)
Total	$(578,450)	$(61,791)	$(640,241)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Dec. 31, 2015.

	Long Derivatives Volume		Short Derivatives Volume
Futures contracts (average notional value)	USD	46,653,113	USD	2,638,049
CDS contracts (average notional value)*		46,806,230		—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Master Repurchase Agreements

	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)

Bank of America Merrill Lynch	$2,919,104	$(2,919,104)	$—	$(2,919,104)	$—
Bank of Montreal	4,865,173	(4,865,173)	—	(4,865,173)	—
BNP Paribas	635,723	(635,723)	—	(635,723)	—
Total	$8,420,000	$(8,420,000)	$—	$(8,420,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a net asset value per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt,

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

10. Securities Lending (continued)

asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high-yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

11. Credit and Market Risk (continued)

might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.” When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Fund for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if the fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds

and Shareholders of Delaware Limited-Term Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Limited-Term Diversified Income Fund (constituting Delaware Group Limited-Term Government Funds, hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2016

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of Delaware Limited-Term Diversified Income Fund’s investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Limited-Term Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale, and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain Funds,

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of Delaware Limited-Term Diversified Income Fund’s investment management agreement (continued)

and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment-grade debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered recent changes to the Fund’s investment authority relating to the credit quality of investments in structured products. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund)

within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	90.92%
(B) Return of Capital (Tax-Basis)	9.08%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103	President, Chief Executive Officer, and Trustee	Trustee since September 2015
February 1970		President and Chief Executive Officer since August 2015

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005
October 1947		Chairman since March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	65	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	65	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	65	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	65	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems

Director — Drexel
Morgan & Co.

Private Investor	65	None
(2004–Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	65	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010), and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	65	None[3]

Senior Vice President of

the Fund(s) and

the investment advisor

since 2013, General Counsel

of the Fund(s) and

the investment advisor

since 2015, and Secretary

of the Fund(s) and the

investment advisor since 2005.

Daniel V. Geatens has served	65	None[3]
as Vice President and
Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial
Administration of the investment advisor since 2010.
Richard Salus has served as	65	None[3]
Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Investments Family of Funds Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Corporation

St. Paul, MN

Affiliated officers
David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $43,835 for the fiscal year ended December 31, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,400 for the fiscal year ended December 31, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2014.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,996 for the fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2014.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,111,212 and $5,653,375 for the registrant’s fiscal years ended December 31, 2015 and December 31, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	March 3, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 3, 2016